UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2024

BROADWIND, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BWEN	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2024 Annual Meeting of Stockholders on May 16, 2024 (the “Annual Meeting”), the stockholders of Broadwind, Inc. (the “Company”) approved an amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of authorized shares of the Company’s common stock from 30,000,000 shares to 45,000,000 shares. The Certificate of Amendment was filed with the Secretary of State of Delaware and became effective on May 16, 2024.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 16, 2024, the Annual Meeting was held. Matters voted on by the stockholders included: (i) election of six directors to hold office for a term of one year or until their successors are duly elected and qualified; (ii) a non-binding advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay” vote); (iii) an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock; (iv) an amendment to the Company’s Certificate of Incorporation to permit the exculpation of officers; and (v) ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2024. The results of the stockholders’ votes are reported below:

1. With respect to the election of directors:

NAME OF CANDIDATE	FOR	AGAINST

Eric B. Blashford	7,885,306	919,088
Philip J. Christman	7,786,632	1,062,996
Jeanette A. Press	7,831,662	953,368
David P. Reiland	7,624,871	1,160,474
Sachin M. Shivaram	8,161,924	720,477
Cary B. Wood	7,820,237	1,029,952

2. With respect to the non-binding advisory vote to approve the compensation of the Company’s named executive officers (“Say-on-Pay” vote):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,554,091	1,306,796	95,137	6,841,804

3. With respect to the approval of amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock:

FOR	AGAINST	ABSTAIN
13,011,337	2,571,832	214,659

4. With respect to the approval of amendment to the Company’s Certificate of Incorporation to permit the exculpation of officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,531,549	1,263,965	160,510	6,841,804

5. With respect to the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for 2024:

FOR	AGAINST	ABSTAIN
14,573,338	1,124,777	99,713

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

EXHIBIT NUMBER	DESCRIPTION
3.1
Certificate of Amendment to the Certificate of Incorporation of the Company, dated May 16, 2024 (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed May 17, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND, INC.

May 20, 2024	By:	/s/ Eric B. Blashford

Eric B. Blashford
President and Chief Executive Officer
(Principal Executive Officer)